       Number                                                    Shares
                             [Rhythms Swirl Logo]
                                                       -------------------------
                                                           CUSIP  762430 20 5
                                                       -------------------------
                               R H Y T H M S-TM-
                                                              SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                $0.001 PAR VALUE



THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF


                          RHYTHMS NETCONNECTIONS INC.


transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:


 /s/ Scott C. Chandler                               /s/ Catherine M. Hapka
-------------------------------     [SEAL]          ----------------------------
         SECRETARY                                   PRESIDENT and CEO

 COUNTERSIGNED AND REGISTERED:
 American Securities Transfer & Trust, Inc.

 By:
    --------------------------------
          Authorized Signature

                            RHYTHMS NETCONNECTIONS INC.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM   -as tenants in common               UNIF GIFT MIN ACT - .......Custodian.........
 TEN ENT   -as tenants by the entireties                            (Cust)          (Minor)
 JT TEN    -as joint tenants with right of               under Uniform Gifts to Minors Act
            survivorship and not as tenants
            in common                                    .................................
                                                                      (State)



Additional abbreviations may also be used though not in the above list.

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For Value Received, _____________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Shares of the Common Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint_______________________________________
____________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
        ----------------------


          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURE MUST BE GUARANTEED.

Signature(s) Guaranteed:

By
  ------------------------------

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.